     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 1996

                                                      REGISTRATION NO. 333-08043
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                               FOUR M CORPORATION
             (Exact name of registrant as specified in its charter)

          MARYLAND                         2653                        52-0822639
(STATE OR OTHER JURISDICTION   (PRIMARY STANDARD INDUSTRIAL         (I.R.S. EMPLOYER
     OF INCORPORATION OR        CLASSIFICATION CODE NUMBER)        IDENTIFICATION NO.)
        ORGANIZATION)

                               115 STEVENS AVENUE
                            VALHALLA, NEW YORK 10595
                                 (914) 749-3200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                 See Table of Additional Subsidiary Registrants
                               MICHAEL S. NELSON
                       KRAMER, LEVIN, NAFTALIS & FRANKEL
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 715-9100
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         ------------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the registration statement becomes effective and all other conditions to the exchange offer (the "Exchange Offer") pursuant to the registration rights agreement (the "Registration Rights Agreement") described in the enclosed Prospectus have been satisfied or waived.

    If any of the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       ADDITIONAL SUBSIDIARY REGISTRANTS

                                                              PRIMARY
                                                             STANDARD         I.R.S.       ADDRESS, INCLUDING ZIP CODE
                                                            INDUSTRIAL       EMPLOYER         AND TELEPHONE NUMBER
                                        JURISDICTION OF   CLASSIFICATION   IDENTIFICATION    INCLUDING AREA CODE, OF
         NAME OF CORPORATION             INCORPORATION      CODE NUMBER       NUMBER       PRINCIPAL EXECUTIVE OFFICER
- -------------------------------------  -----------------  ---------------  -------------  -----------------------------

Box USA Group, Inc...................             NY              2653       13-2994891   115 Stevens Avenue
                                                                                          Valhalla, New York 10595
                                                                                          (914) 749-3200

Four M Paper Corporation.............             DE              2631       13-3739406   115 Stevens Avenue
                                                                                          Valhalla, New York 10595
                                                                                          (914) 749-3200

Page Packaging Corporation...........             CA              2653       93-0936895   115 Stevens Avenue
                                                                                          Valhalla, New York 10595
                                                                                          (914) 749-3200

Box USA, Inc. .......................             DE              2653       13-3813536   115 Stevens Avenue
                                                                                          Valhalla, New York 10595
                                                                                          (914) 749-3200
Four M Manufacturing Group of
 Georgia, Inc. ......................             PA              2653       23-1986917   115 Stevens Avenue
                                                                                          Valhalla, New York 10595
                                                                                          (914) 749-3200

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.  EXHIBITS AND FINANCIAL SCHEDULES.

    (a) Exhibits.

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
- ---------  --------------------------------------------------------------------------------------------------------
2.1        Asset Purchase Agreement, dated as of November 1, 1995, among Four M Corporation (the "Company"), St.
           Joe Forest Products Company, St. Joe Container Company, St. Joe Paper Company and Florida Coast Paper
           Company, L.L.C. ("Florida Coast").
3.1        Certificate of Incorporation of the Company.**
3.2        Certificate of Incorporation of Box USA Group, Inc.**
3.3        Certificate of Incorporation of Four M Paper Corporation.**
3.4        Certificate of Incorporation of Page Packaging Corporation.**
3.5        Certificate of Incorporation of Box USA, Inc.**
3.6        Certificate of Incorporation of Four M Manufacturing Group of Georgia, Inc.**
3.7        By-laws of the Company.**
3.8        By-laws of Box USA Group, Inc.**
3.9        By-laws of Four M Paper Corporation.**
3.10       By-laws of Page Packaging Corporation.**
3.11       By-laws of Box USA, Inc.**
3.12       By-laws of Four M Manufacturing Group of Georgia, Inc.**
4.1        Indenture, dated as of May 30, 1996, between the Company and Norwest Bank Minnesota, National
           Association (the "Trustee").
4.2        Form of 12% Series A and Series B Senior Secured Notes, dated as of May 30, 1996 (incorporated by reference to Exhibit 4.1).
4.3        Registration Rights Agreement, dated as of May 30, 1996, among the Company, the Guarantors and Bear,
           Stearns & Co. Inc. (the "Initial Purchaser").
4.4        Security Agreement, dated as of May 30, 1996, between the Company and the Trustee.
4.5        Subsidiary Security Agreement, dated as of May 30, 1996, among the Guarantors and the Trustee.
4.6        Contribution Agreement, dated as of May 30, 1996, among the Company, the Guarantors and the Trustee.
4.7        Drop Down Notes, dated as of May 30, 1996, executed by each of the Guarantors.
4.8        Drop Down Note Security Agreement, dated as of May 30, 1996, among the Guarantors and the Company.
4.9        Guaranty, dated as of May 30, 1996, among the Guarantors and the Trustee.
4.10       Form of Company Pledge Agreement, dated as of May 30, 1996, between the Company and the Trustee.
4.11       Form of Subsidiary Pledge Agreement, dated as of May 30, 1996, among the Guarantors and the Trustee.
4.12       Warrant Agreement, dated as of May 30, 1996, between the Company and the Initial Purchaser.
5.1        Opinion of Kramer, Levin, Naftalis & Frankel ("Kramer, Levin").**
10.1       Output Purchase Agreement, dated as of May 30, 1996, among the Company, Florida Coast and Stone
           Container Corporation ("Stone").
10.2       Financing and Security Agreement, dated as of May 30, 1996, among the Company, the Guarantors and the
           Trustee.
10.3       Subordinated Credit Agreement, dated as of May 30, 1996, among the Company, Florida Coast and Stone.
10.4       Environmental Indemnity Agreement, dated as of May 30, 1996, between the Company and Florida Coast.

12.1       Statement re computation of ratios.**
21.1       Subsidiaries of the registrant.**
23(a)      Consent of BDO Seidman, LLP.*
23(b)      Consent of KPMG Peat Marwick LLP.*
23(c)      Consent of KPMG Peat Marwick LLP.*
23(d)      Consent of Kramer, Levin (to be contained in the opinion filed as Exhibit 5.1).**
24.1       Power of Attorney (incorporated by reference in the signature pages).*
25.1       Form T-1 Statement of Eligibility and Qualification of Norwest Bank Minnesota, National Association, as
           trustee.
27.1       Financial Data Schedule.*
99.1       Form of Letter of Transmittal.
99.2       Form of Notice of Guaranteed Delivery.

- ------------------------
 *  Previously filed.

**  To be filed by amendment.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement or amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, New York, on July 23, 1996.

                                          FOUR M CORPORATION

                                          By:                  *

                                             -----------------------------------
                                                        Dennis Mehiel
                                             CHAIRMAN OF THE BOARD AND DIRECTOR

    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
registration statement or amendment has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                         TITLE(S)                       DATE
- ------------------------------------------------------  ----------------------------------------  ---------------
                           *
     -------------------------------------------        Chairman of the Board and Director         July 23, 1996
                    Dennis Mehiel                        (Principal Executive Officer)

                           *
     -------------------------------------------        Executive Vice President, Chief            July 23, 1996
                     Chris Mehiel                        Operating Officer and Director

                           *                            Senior Vice President, Chief Financial
     -------------------------------------------         Officer and Director (Principal           July 23, 1996
                 Timothy D. McMillin                     Accounting Officer)

                           *
     -------------------------------------------        Director                                   July 23, 1996
                   Clinton G. Ames
     -------------------------------------------        Director                                   July   , 1996
                   James Armenakis

                           *
     -------------------------------------------        Director                                   July 23, 1996
                  Lawrence A. Bishop
     -------------------------------------------        Director                                   July   , 1996
                   Samuel B. Guren

                           *
     -------------------------------------------        Director                                   July 23, 1996
                      John Nevin

                           *
     -------------------------------------------        Director                                   July 23, 1996
                     Thomas Uleau

                *By: /s/Shari Krouner
                    Shari Krouner
                   ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement or amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, New York, on July 23, 1996.

                                          BOX USA GROUP, INC.

                                          By:                  *

                                             -----------------------------------
                                                        Dennis Mehiel
                                             CHAIRMAN OF THE BOARD AND DIRECTOR

    Pursuant   to  the  requirements  of  the   Securities  Act  of  1933,  this
registration statement or amendment has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                         TITLE(S)                       DATE
- ------------------------------------------------------  ----------------------------------------  ---------------
                           *
     -------------------------------------------        Chairman of the Board and Director         July 23, 1996
                    Dennis Mehiel                        (Principal Executive Officer)

                           *
     -------------------------------------------        Executive Vice President, Chief            July 23, 1996
                     Chris Mehiel                        Operating Officer and Director

                           *                            Senior Vice President, Chief Financial
     -------------------------------------------         Officer and Director (Principal           July 23, 1996
                 Timothy D. McMillin                     Accounting Officer)

                           *
     -------------------------------------------        Director                                   July 23, 1996
                   Clinton G. Ames
     -------------------------------------------        Director                                   July   , 1996
                   James Armenakis

                           *
     -------------------------------------------        Director                                   July 23, 1996
                  Lawrence A. Bishop
     -------------------------------------------        Director                                   July   , 1996
                   Samuel B. Guren

                           *
     -------------------------------------------        Director                                   July 23, 1996
                      John Nevin

                           *
     -------------------------------------------        Director                                   July 23, 1996
                     Thomas Uleau

                *By: /s/Shari Krouner
                    Shari Krouner
                   ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement or amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, New York, on July 23, 1996.

                                          FOUR M PAPER CORPORATION

                                          By:                  *

                                             -----------------------------------
                                                        Dennis Mehiel
                                             CHAIRMAN OF THE BOARD AND DIRECTOR

    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
registration statement or amendment has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                         TITLE(S)                       DATE
- ------------------------------------------------------  ----------------------------------------  ---------------
                           *
     -------------------------------------------        Chairman of the Board and Director         July 23, 1996
                    Dennis Mehiel                        (Principal Executive Officer)
                           *
     -------------------------------------------        Executive Vice President, Chief            July 23, 1996
                     Chris Mehiel                        Operating Officer and Director
                           *                            Senior Vice President, Chief Financial
     -------------------------------------------         Officer and Director (Principal           July 23, 1996
                 Timothy D. McMillin                     Accounting Officer)
                           *
     -------------------------------------------        Director                                   July 23, 1996
                   Clinton G. Ames
     -------------------------------------------        Director                                   July   , 1996
                   James Armenakis

                           *
     -------------------------------------------        Director                                   July 23, 1996
                  Lawrence A. Bishop
     -------------------------------------------        Director                                   July   , 1996
                   Samuel B. Guren

                           *
     -------------------------------------------        Director                                   July 23, 1996
                      John Nevin

                           *
     -------------------------------------------        Director                                   July 23, 1996
                     Thomas Uleau

                *By: /s/Shari Krouner
                    Shari Krouner
                   ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement or amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, New York, on July 23, 1996.

                                          PAGE PACKAGING CORPORATION

                                          By:                  *

                                             -----------------------------------
                                                        Dennis Mehiel
                                             CHAIRMAN OF THE BOARD AND DIRECTOR

    Pursuant   to  the  requirements  of  the   Securities  Act  of  1933,  this
registration statement or amendment has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                         TITLE(S)                       DATE
- ------------------------------------------------------  ----------------------------------------  ---------------
                           *
     -------------------------------------------        Chairman of the Board and Director         July 23, 1996
                    Dennis Mehiel                        (Principal Executive Officer)
                           *
     -------------------------------------------        Executive Vice President, Chief            July 23, 1996
                     Chris Mehiel                        Operating Officer and Director
                           *                            Senior Vice President, Chief Financial
     -------------------------------------------         Officer and Director (Principal           July 23, 1996
                 Timothy D. McMillin                     Accounting Officer)
                           *
     -------------------------------------------        Director                                   July 23, 1996
                   Clinton G. Ames
     -------------------------------------------        Director                                   July   , 1996
                   James Armenakis

                           *
     -------------------------------------------        Director                                   July 23, 1996
                  Lawrence A. Bishop
     -------------------------------------------        Director                                   July   , 1996
                   Samuel B. Guren

                           *
     -------------------------------------------        Director                                   July 23, 1996
                      John Nevin

                           *
     -------------------------------------------        Director                                   July 23, 1996
                     Thomas Uleau

                *By: /s/Shari Krouner
                    Shari Krouner
                   ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement or amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, New York, on July 23, 1996.

                                          BOX USA, INC.

                                          By:                  *

                                             -----------------------------------
                                                        Dennis Mehiel
                                             CHAIRMAN OF THE BOARD AND DIRECTOR

    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
registration statement or amendment has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                         TITLE(S)                       DATE
- ------------------------------------------------------  ----------------------------------------  ---------------
                           *
     -------------------------------------------        Chairman of the Board and Director         July 23, 1996
                    Dennis Mehiel                        (Principal Executive Officer)
                           *
     -------------------------------------------        Executive Vice President, Chief            July 23, 1996
                     Chris Mehiel                        Operating Officer and Director

                           *                            Senior Vice President, Chief Financial
     -------------------------------------------         Officer and Director (Principal           July 23, 1996
                 Timothy D. McMillin                     Accounting Officer)

                           *
     -------------------------------------------        Director                                   July 23, 1996
                   Clinton G. Ames
     -------------------------------------------        Director                                   July   , 1996
                   James Armenakis

                           *
     -------------------------------------------        Director                                   July 23, 1996
                  Lawrence A. Bishop
     -------------------------------------------        Director                                   July   , 1996
                   Samuel B. Guren

                           *
     -------------------------------------------        Director                                   July 23, 1996
                      John Nevin

                           *
     -------------------------------------------        Director                                   July 23, 1996
                     Thomas Uleau

                *By: /s/Shari Krouner
                    Shari Krouner
                   ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement or amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, New York, on July 23, 1996.
                                          FOUR M MANUFACTURING GROUP OF GEORGIA,
                                          INC.

                                          By:                  *

                                             -----------------------------------
                                                        Dennis Mehiel
                                             CHAIRMAN OF THE BOARD AND DIRECTOR

    Pursuant   to  the  requirements  of  the   Securities  Act  of  1933,  this
registration statement or amendment has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                         TITLE(S)                       DATE
- ------------------------------------------------------  ----------------------------------------  ---------------
                           *
     -------------------------------------------        Chairman of the Board and Director         July 23, 1996
                    Dennis Mehiel                        (Principal Executive Officer)

                           *
     -------------------------------------------        Executive Vice President, Chief            July 23, 1996
                     Chris Mehiel                        Operating Officer and Director

                           *                            Senior Vice President, Chief Financial
     -------------------------------------------         Officer and Director (Principal           July 23, 1996
                 Timothy D. McMillin                     Accounting Officer)

                           *
     -------------------------------------------        Director                                   July 23, 1996
                   Clinton G. Ames
     -------------------------------------------        Director                                   July   , 1996
                   James Armenakis

                           *
     -------------------------------------------        Director                                   July 23, 1996
                  Lawrence A. Bishop
     -------------------------------------------        Director                                   July   , 1996
                   Samuel B. Guren

                           *
     -------------------------------------------        Director                                   July 23, 1996
                      John Nevin

                           *
     -------------------------------------------        Director                                   July 23, 1996
                     Thomas Uleau

                *By: /s/Shari Krouner
                    Shari Krouner
                   ATTORNEY-IN-FACT